UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 1, 2013

ACTAVIS PLC

(Exact Name of Registrant as Specified in Its Charter)

Ireland	000-55075	98-1114402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Morris Corporate Center III

400 Interpace Parkway

Parsippany, New Jersey

07054

(Address of Principal Executive Offices)

(862) 261-7000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 1, 2013, George Brady, Patrick Spicer, David A. Buchen, Robert Todd Joyce and Robert Stewart informed Actavis plc (the “Company”) of their decisions to resign from the Board of Directors (the “Board”), effective immediately. None of these resignations were a result of any disagreement with the Company, its management or the Board.

Further, a number of directors were appointed to the Board, effective as of October 1, 2013:

Paul M. Bisaro

Mr. Bisaro, age 52, has served as Actavis, Inc.’s (“Actavis”) President and Chief Executive Officer and as a member of the Actavis Board of Directors since 2007. Prior to joining Actavis, Mr. Bisaro was President, Chief Operating Officer and a member of the Board of Directors of Barr Pharmaceuticals, Inc., a global specialty pharmaceutical company (“Barr”), from 1999 to 2007. Between 1992 and 1999, Mr. Bisaro served as General Counsel of Barr, and from 1997 to 1999 served in various additional capacities including Senior Vice President — Strategic Business Development. Prior to joining Barr, he was associated with the law firm Winston & Strawn and a predecessor firm, Bishop, Cook, Purcell and Reynolds from 1989 to 1992. Mr. Bisaro holds an undergraduate degree in General Studies from the University of Michigan and a Juris Doctor from Catholic University of America in Washington, D.C.

James H. Bloem

Mr. Bloem, age 62, has been a member of the Warner Chilcott plc (“Warner Chilcott”) Board of Directors since 2006 and was a member of the board of one of its predecessor companies from 1996 to 2000. Mr. Bloem is Senior Vice President, Chief Financial Officer and Treasurer of Humana Inc. (“Humana”), one of the nation’s largest health benefit companies. He joined Humana in 2001 and has responsibility for all of the Company’s accounting, actuarial, analytical, financial, tax, risk management, treasury and investor relations activities.

Christopher W. Bodine

Mr. Bodine, age 57, has served as a director of Actavis since 2009. He retired from CVS Caremark in January 2009 after 24 years with the company. Prior to his retirement, Mr. Bodine served as CVS Caremark’s President, Healthcare Services and, prior to the merger of CVS Corporation and Caremark Rx, Inc. in 2007, he served for several years as CVS’ Executive Vice President — Merchandising and Marketing. Mr. Bodine is active in the pharmaceutical industry, having served on a number of boards and committees, including the Healthcare Leadership Council, RI Quality Institute, National Retail Federation, National Association of Chain Drug Stores (NACDS), and the NACDS Pharmacy Affairs and Leadership Committees. Mr. Bodine also currently serves as a director with Nash Finch.

Tamar D. Howson

Ms. Howson, age 64, became a director of Warner Chilcott in May 2013. Ms. Howson has served as a corporate business development and strategy consultant to biopharmaceutical companies since 2011. From 2009 to 2011, she served as a member of the transaction advisory firm JSB-Partners, providing business development support to life sciences companies, and from 2007 to 2008 she served as Executive Vice President, Corporate Business Development at Lexicon Pharmaceuticals. Prior to joining Lexicon, Ms. Howson served as Senior Vice President, Corporate and Business Development at Bristol-Myers Squibb from November 2001 until February 2007. Ms. Howson also serves on the boards of directors of Organovo Holdings Inc., Idenix Pharmaceuticals Inc. and OXiGENE, Inc., and is a director of the International Partnership for Microbicides, a non-profit product development partnership.

John A. King, Ph.D

Mr. King, age 64, is the former Non-Executive Chairman of the Warner Chilcott Board of Directors, having joined the board in June 2005. Dr. King served in positions of increasing responsibility with Warner Chilcott’s predecessors for 26 years, most recently as Executive Chairman of Galen Holdings Ltd., a position he held from 2000 until January 2005.

Catherine M. Klema

Ms. Klema, age 54, has been a member of the Actavis Board of Directors since 2004. She is currently President of Nettleton Advisors LLC, a consulting firm established by Ms. Klema in 2001. Prior to establishing her firm, Ms. Klema served as Managing Director, Healthcare Investment Banking, at SG Cowen Securities from 1997 to 2001. She also served as Managing Director, Healthcare Investment Banking, at Furman Selz LLC from 1994 until 1997, and was employed by Lehman Brothers from 1987 until 1994. Ms. Klema served as a director of Pharmaceutical Product Development, Inc., a global contract research organization, from 2000 to 2011. In March 2012, Ms. Klema was appointed to the Montefiore Medical Center Board of Trustees.

Jiri Michal

Mr. Michal, age 63, most recently served as Chairman of the Board and Chief Executive Officer of Zentiva until 2010. During his 36-year involvement with the company, which included 20 years as CEO, Mr. Michal held numerous positions and directed the growth of the company through several acquisitions, initiated modernization and privatization and lead a successful management buy-out, culminating in a successful initial public offering in 2004. In 2009, Zentiva became part of Sanofi Group. Mr. Michal was appointed Chairman of the Board of Prague Chemical University in 2011, and is an acting member of the Board of Directors of Moser in the Czech Republic.

Jack Michelson

Mr. Michelson, age 78, has been a director of Actavis since 2002. He served as a consultant to the Company from February 2001 to June 2003, establishing a deep knowledge of Actavis’ operational, technical and regulatory operations. Prior to his work with Actavis, Mr. Michelson served for 24 years as an officer of G.D. Searle & Co., a pharmaceutical company, serving most recently as the Company’s Corporate Vice President and President, Technical Operations.

Sigurdur Oli Olafsson

Mr. Olafsson, age 44, is the President of Actavis Pharma — the Company’s generic, branded generic, legacy brands and over-the-counter business. He joined Actavis as Executive Vice President, Global Generics in September 2010, and was appointed President of the Global Generics business in April 2012. Prior to joining Actavis, Mr. Olafsson served as CEO of the Actavis Group, where he was responsible for overseeing its global pharmaceutical business with operations in more than 40 countries. Prior to joining the Actavis Group, Mr. Olafsson held increasingly responsible positions with Pfizer’s Global Research and Development organization in both the U.S. and the UK from 1998 until 2003, and served as head of Drug Development for Omega Farma in Iceland for four years. Mr. Olafsson has a M.S. in Pharmacy (Cand Pharm) from the University of Iceland.

Patrick J. O’Sullivan

Mr. O’Sullivan, age 71, became a director of Warner Chilcott in 2009. Prior to his retirement in 2006, Mr. O’Sullivan served in positions of increasing responsibility with LEO Pharma A/S (“LEO”) for more than 30 years, most recently as the Chief Executive Officer of LEO Pharma Ireland and as a director of LEO. He also served as a director of LEO Pharmaceuticals Ltd. UK, LEO Pharma SA France and The LEO Foundation. Mr. O’Sullivan is a registered pharmacist, a member and honorary fellow of the Pharmaceutical Society of Ireland and a Knight of the Order of the Dannebrog. Currently, Mr. O’Sullivan is a pharmaceutical business consultant and serves on the Board of Directors of Amarin Corporation plc, where he is a member of the audit committee, nominating committee and corporate governance committee.

Ronald R. Taylor

Mr. Taylor, age 65, joined Actavis’ Board of Directors in 1994. Mr. Taylor is the President of Tamarack Bay, LLC, a private consulting firm. He has been a director of Red Lion Hotels Corporation, a hotel operating company, since 1998 and a director of ResMed Inc., a medical device manufacturer, since 2005. Prior to forming Tamarack Bay, Mr. Taylor was a general partner of Enterprise Partners Venture Capital, a venture capital firm, from 1998 until 2001.

Andrew L. Turner

Mr. Turner, age 66, became a director of Actavis in 1997. He was appointed as the Chairman of the Board of Actavis in May 2008 and served in this capacity until October 2013. He is the founder and currently serves as Manager of Trinity Health Systems, an owner of senior housing properties. Mr. Turner has been a director of Streamline Health Solutions, a provider of software for document solutions in hospitals, since 2007, and also serves as a director of Aston Healthcare Ltd., an operator of senior housing properties in the UK.

Fred G. Weiss

Mr. Weiss, age 71, has been a member of the Actavis Board of Directors since 2000. Mr. Weiss is the managing director of the consulting firm FGW Associates, Inc., a position he has held since 1997, and prior to that served as an executive for Warner-Lambert for nearly 20 years, most recently as Vice President, Planning, Investment and Development. Mr. Weiss is also an Independent Vice-Chairman of the Board and Chairman of the Audit Committee of numerous BlackRock-sponsored mutual funds. In this capacity, and pursuant to BlackRock’s policies, he has oversight responsibility for finance and accounting matters, and has no responsibility for, or discretion concerning, any of BlackRock’s equity investment decisions. Additionally, Mr. Weiss has been a director of the Michael J. Fox Foundation for Parkinson’s Research since 2000.

Paul M. Bisaro, President and CEO of the Company, has been named Chairman of the Board. Andrew L. Turner, former Chairman of the Board of Actavis, has been named Lead Independent Director.

Mr. Bisaro will lead a 13-member Board comprised of seven former members of the Actavis Board of Directors and one new member from management; four members of the former Warner Chilcott Board of Directors; and one new independent director.

The Board has established an Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, and Quality and Operations Committee. Mr. Weiss, Ms. Klema, Mr. Bloem, and Mr. O’Sullivan will serve on the Audit Committee, with Mr. Weiss appointed to serve as Chair of the Audit Committee. Mr. Taylor, Mr. Bodine, Ms. Howson, and Mr. Michal will serve on the Compensation Committee, with Mr. Taylor appointed to serve as Chair of the Compensation Committee. Mr. Bodine, Mr. Taylor, Ms. Klema, and Mr. Weiss will serve on the Nominating and Corporate Governance Committee, with Mr. Bodine appointed to serve as Chair of the Nominating and Corporate Governance Committee. Mr. Michelson, Mr. King, Mr. Michal, and Mr. Turner will serve on the Quality and Operations Committee, with Mr. Michelson appointed to serve as Chair of the Quality and Operations Committee.

Additionally, a number of new officers were appointed on October 1, 2013, effective immediately:

Paul M. Bisaro

Mr. Bisaro was appointed President and Chief Executive Officer. Mr. Bisaro, age 52, has served as Actavis’ President and Chief Executive Officer and as a member of the Actavis Board of Directors since 2007. Prior to joining Actavis, Mr. Bisaro was President, Chief Operating Officer and a member of the Board of Directors of Barr, from 1999 to 2007. Between 1992 and 1999, Mr. Bisaro served as General Counsel of Barr, and from 1997 to 1999 served in various additional capacities including Senior Vice President — Strategic Business Development. Prior to joining Barr, he was associated with the law firm Winston & Strawn and a predecessor firm, Bishop, Cook, Purcell and Reynolds from 1989 to 1992. Mr. Bisaro holds an undergraduate degree in General Studies from the University of Michigan and a Juris Doctor from Catholic University of America in Washington, D.C.

Robert Todd Joyce

Mr. Joyce was appointed Chief Financial Officer — Global. Mr. Joyce, age 55, has served as Chief Financial Officer — Global of Actavis since April 27, 2012. Mr. Joyce had served as Executive Vice President, Chief Financial Officer of Actavis since March 2011. Mr. Joyce served as Senior Vice President, Chief Financial Officer of Actavis from October 2009 to March 2011. Mr. Joyce joined Actavis in 1997 as Corporate Controller, and was named Vice President, Corporate Controller and Treasurer in 2001. During the periods October 2006 to November 2007 and from July 2009 until his appointment as Chief Financial Officer, Mr. Joyce served as interim Principal Financial Officer of Actavis. Prior to joining Actavis, Mr. Joyce served as Vice President of Tax from 1992 to 1996 and as Vice President of Tax and Finance from 1996 until 1997 at ICN Pharmaceuticals. Prior to ICN Pharmaceuticals, Mr. Joyce served as a Certified Public Accountant with Coopers & Lybrand and Price Waterhouse. Mr. Joyce received a B.S. in Business Administration from the University of North Carolina at Chapel Hill in 1983 and a M.S. in Taxation from Golden State University in 1992.

James D’Arecca

Mr. D’Arecca was apointed Vice President, Chief Accounting Officer. Mr. D’Arecca, age 42, has served as Chief Accounting Officer of Actavis since August 16, 2013. Mr. D’Arecca worked for Bausch & Lomb where he served in a capacity similar to his new position from May 2013 to August 2013. Prior to Bausch & Lomb, Mr. D’Arecca worked for Merck & Co from 2010 to May 2013, where he served as Executive Director & Business Development Controller. In this role, he served as the primary liaison between the Controller’s organization and the business development and corporate licensing functions. Prior to joining Merck, Mr. D’Arecca was Executive Director & Assistant Controller at Schering-Plough from 2005 to 2009. He also spent 13 years with PricewaterhouseCoopers, with an industry focus on pharmaceuticals, medical devices and consumer products. Mr. D’Arecca is a Certified Public Accountant.

Item 8.01.	Other Events.

On October 2, 2013, the Company issued a press release announcing the appointment of the foregoing directors and officers of the Company.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	List of Exhibits

EXHIBIT NO.	DESCRIPTION

99.1	Press Release, dated October 2, 2013.

FORWARD-LOOKING STATEMENTS

This communication may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning the Company’s long-term credit rating and revenues and operating earnings. These statements or disclosures may discuss goals, intentions and expectations as to future trends, plans, events, results of operations or financial condition, or state other information relating to the Company, based on current beliefs of management as well as assumptions made by, and information currently available to, management. It is important to note that the Company’s goals and expectations are not predictions of actual performance. The Company’s performance, at times, will differ from its goals and expectations. Forward-looking statements generally will be accompanied by words such as “anticipate,” “believe,” “plan,” “could,” “estimate,” “expect,” “forecast,” “guidance,” “intend,” “may,” “possible,” “potential,” “predict,” “project” or other similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside of our control. Therefore, you should not place undue reliance on such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include, among others, the inherent uncertainty associated with financial projections; successful integration of the Warner Chilcott acquisition and the ability to recognize the anticipated synergies and benefits of the Warner Chilcott acquisition; the difficulty of predicting the timing and outcome of pending or future litigation and government investigations and risks that an adverse outcome in such litigation or investigations could render the Company liable for substantial damages or penalties; risks that resolution of patent infringement litigation through settlement could result in investigations or actions by private parties or government authorities or agencies; the impact of competitive products and pricing; risks related to fluctuations in foreign currency exchange rates; periodic dependence on a small number of products for a material source of net revenue or income; variability of trade buying patterns; changes in generally accepted accounting principles; risks that the carrying values of assets may be negatively impacted by future events and circumstances; the timing and success of product launches; the difficulty of predicting the timing or outcome of product development efforts and regulatory agency approvals or actions, if any; risks and uncertainties normally incident to the pharmaceutical industry, including product liability claims and the availability of product liability insurance on reasonable terms; market acceptance of and continued demand for the Company’s products; difficulties or delays in manufacturing; the availability and pricing of third party sourced products and materials; successful compliance with governmental regulations applicable to the Company’s facilities, products and/or businesses; and changes in the laws and regulations, including Medicare, Medicaid, and similar laws in foreign countries affecting, among other things, pricing and reimbursement of pharmaceutical products and the settlement of patent litigation. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and such other risks and uncertainties detailed in Actavis, Inc.’s periodic public filings with the Securities and Exchange Commission, including but not limited to Actavis, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2012 (as revised pursuant to Actavis, Inc.’s Current Report on Form 8-K dated as of June 17, 2013, which was filed with the SEC on June 18, 2013) and Quarterly Reports on Form 10-Q for the periods ended March 31, 2013 and June 30, 2013, and Warner Chilcott’s periodic public filings with the Securities and Exchange Commission, including but not limited to Warner Chilcott’s Annual Report on Form 10-K for the year ended December 31, 2012 and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2013 and June 30, 2013. Except as expressly required by law, Actavis disclaims any intent or obligation to update these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2013	ACTAVIS PLC

	By:	/s/ David A. Buchen
	Name:	David A. Buchen
	Title:	Chief Legal Officer – Global and Secretary

Index of Exhibits

EXHIBIT NO.	DESCRIPTION

99.1	Press Release, dated October 2, 2013.